Exhibit 4.3

SEE REVERSE FOR IMPORTIANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION 吧 LACKSSKY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 9eoa54T 10 0 COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT 到 信訪 IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $0.0001 PAR VALUE, OF BLACKSKY TECHNOLOGY INC. transferable on the books of the Company in Person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares Tepresented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as it may be amended, and the Bylaws, as they may be amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. 全 已 三 过 与 號 刃 必 人 之 加 器 此 之 与 加 站 點 駛 二 [1 功 丁 忆 WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. (入 N M O 人 MS N) 人 N v d W O o 1 S n M 1 ? M 3 4 4 S N V M L MO 0O LS TV LI N3 4N LL NO 9 MV HL SI O3 H qU NV Y LI N5 VM 34 4S NY VM L 33 nI YN 9I S U3 4Z IM OH Ln V 必 NS 0 0 0 0 0 0 1 PRESIDENT NA N SECRETARY = : 。 用 NAN SS NS NE2AANNN 人 AN 站 AN MA 2 有 ce Dr NM Ms Dr ce 人 NA F 人 到 FE 区 FE 入 E ERSE R RT T TICE RDING NERSHIP D NSFER RI TI NS D TAIN ER N ATION IP 28 T E ERSE R TAIN FI I I NS N ATED DER E S F E TE F ARE ON K SPECIMEN LY I D N- SSESSABLE RES F E ON K . 01 R LUE, F KSKY LOGY C. r f r ble e oks f e pany rs n r ly t ri ed ey, on der f is ertifi ate perly orsed. his ertifi ate d e res r nted reby, d d a l e ld ject l f e visi ns f e ertifi ate f rporation, s ay e ended, d e ylaws, s y ay e ended, f e pany ies f hich ith e pany d ith e r nsfer gent), l f hich h lder, tance reof, ents. his ertifi ate t ali le s ntersi ed d i t r d e ransfer gent d egistrar. I NE S e i ile al f e pany d e i ile at res f ly t ri ed ffi ers. RYPRESIDENT

Th e fo ll ow in g ab br ev ia ti on s, wh en us ed in th e in sc ri pt io n on th e fa ce of th is ce rt if ic at e, sh al l be co ns tr ue d as th ou gh th ey we re wr it te n ou t in fu ll ac co rd in g to ap pl ic ab le la ws or re gu la ti on s: TE N C O M 一 as te na nt s in co mm on UN IF G I F T M I N AC T- C u s t o d i a n - TE N EN T 一 as te na nt s by th e en ti re ti es (C us 0 (M in on IT TE N 一 as jo in t te na nt s wi th ri gh t of un de r Un if or m Gi ft s to Mi no rs SU IV iv Vo rs hi p an d no t as te na nt s Ac t in co mm on (St ate ) TT EE 一 tr us te e un de r Ag re em en t da te d Ad di ti on al ab br ev ia ti on s ma y al so be us ed th ou gh no t in th e ab ov e lis t. Fo r va lu e re ce iv ed ,， h e r e b y se ll , as si gn an d tr an sf er un to P L E A S E I N S E R T S O C I A L S E C U R I T Y OR O T H E R I D E N T I F Y I N G N U M B E R OF A S S I G N E E P L E A S E P R I N T OR T Y P E W R I T E N A M E A N D A D D R E S S I N C L U D I N G P O S T A L ZI P C O D E OF A S S I G N E E . Sh ar es of th e co mm on st oc k re pr es en te d by th is ce rt if ic at e an d do he re by ir re vo ca bl y co ns ti tu te an d ap po in t at to rn ey , to tr an sf er th e sa id st oc k on th e bo ok s of th e wi th in -n am ed co rp or at io n wi th ful l po we r of su bs ti tu ti on in th e pr em is es , D A T E D NO TI CE :T he si gn at ur e to th is as si gn me nt mu st co rr es po nd wi th th e na me as wr it te n up on th e fa ce of th e ce rt if ic at e in ev er y pa rt ic ul ar wi th ou t al te ra ti on or en la rg em en t or an y ch an ge wh at ev er . S I G N A T U R E G U A R A N T E E D : TH E S I G N A T U R E ( S ) S H O U L D BE G U A R A N T E E D BY AN EL IG IB LE G U A R A N T O R IN ST IT UT IO N, (B AN KS , S T O C K B R O K E R S , S A V I N G S A N D L O A N A S S O C I A T I O N S AN D C R E D I T U N I O N S WI TH M E M B E R S H I P I N AN A P P R O V E D S I G N A T U R E G U A R A N T E E ME DA LL IO N PR OG RA M) , P U R S U A N T TO S. E. C. RU LE 17 Ad -1 5. Continental Stock Transfer Continental Stock T Transfer C ontinental Stock T Stock Transfer C ontinental Stock T Continental Stock Transfer C ontinental Stock T Transfer C ontinental Stock T Stock Transfer C ontinental Stock T Continental Stock T Transfer C ontinental Stock T Stock Transfer C ontinental Stock T Continental Stock T Transfer C ontinental Stock T Stock T Continental Stock T Transfer C ontinental Stock T Stock T Continental Stock T T Stock T T Stock T T Stock T Transfer Transfer Transfer C ontinental Transfer Transfer C ontinental Transfer Transfer C ontinental Stock Transfer C ontinental ransfer C ontinental Stock Transfer Transfer C ontinental Stock Transfer C ontinental Transfer C ontinental Stock Transfer Transfer C ontinental Stock ransfer C ontinental Stock Transfer C ontinental Transfer C ontinental Stock Transfer Transfer C ontinental Stock Transfer C ontinental Stock Transfer C ontinental Transfer C ontinental Stock Transfer